UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 26, 2007

J. L. Halsey Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Foulk Road, Suite 205Q Wilmington, DE	19803
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition.

On September 26, 2007, J.L. Halsey Corporation (the “Company”) announced its financial results for the fourth fiscal quarter and 2007 fiscal year ended June 30, 2007.  A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated September, 2007 titled “ J.L. Halsey Reports 41 Percent Increase in Fourth Quarter Revenues”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. L. HALSEY CORPORATION

By:	/s/ Luis Rivera
Name:	Luis Rivera
Title:	Chief Executive Officer

Date:  September 26, 2007